SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 1999


                      PEOPLES-SIDNEY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Delaware                       0-22223                31-1499862
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)


101 E. Court Street, Sidney, Ohio                                  45365
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (937) 492-6129

                                       N/A

          (Former name or former address, if changed since last report)

Item 5. Other Events

         On December 27, 1999, Peoples-Sidney Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99, announcing a stock repurchase program. The Company intends to repurchase 5% of its outstanding stock over the next six months in the open market.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release dated December 27, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PEOPLES-SIDNEY FINANCIAL CORPORATION

Date:    December 29, 1999            By: /s/ Douglas Stewart
         -----------------                -------------------
                                          Douglas Stewart, President and Chief
                                           Executive Officer